Exhibit 99.1

Press Release

For Immediate Release

Contacts: Yee Phong (Alan) Thian
President and CEO
(626) 307-7559
David Morris
Executive Vice President and CFO
(714) 670-2488

RBB Bancorp Announces Agreement to Purchase and Assume Certain Assets and Liabilities of the Honolulu, Hawaii Branch Office of Bank of the Orient

Los Angeles, CA, July 12, 2021 8:30AM Eastern Standard Time

RBB Bancorp ((NASDAQ: RBB) and Bank of the Orient (“BOTO”) announced today that Royal Business Bank, the wholly-owned subsidiary of RBB, has entered into an agreement to buy the Honolulu, Hawaii branch office (the “Branch”) of BOTO. The terms of the agreement provide for Royal Business Bank to acquire all the premises and equipment at the Branch, all deposits totaling approximately $77.8 million as of June 30, 2021, and selected performing loans totaling approximately $10 million as of June 30, 2021, for a total consideration of $2.8 million. The transaction is subject to regulatory approval and is expected to be completed by December 31, 2021.

“This transaction accelerates our goal of expanding our presence in vibrant Asian-American communities” said Yee Phong (Alan) Thian, President and CEO of Royal Business Bank. “We are excited to enter this new market and bring our relationship-based banking model to Hawaii.”

"Royal Business Bank is committed to providing a smooth transition with minimal impact for all stakeholders," said Dr. James Kao, Chairman of RBB Bancorp. "We believe our experience integrating past acquisitions and excellent relations with regulators will allow us to seamlessly integrate this branch into the existing national RBB network.”

Janney Montgomery Scott LLC is serving as financial advisor and Loren P. Hansen, APC is serving as legal counsel to RBB Bancorp.  Stephens Inc. is serving as financial advisor and Morrison & Foerster LLP is serving as legal counsel to Bank of the Orient.

Corporate Overview

RBB Bancorp is a community-based financial holding company headquartered in Los Angeles, California. As of March 31, 2021, the company had total assets of $3.7 billion. Its wholly owned subsidiary, the Bank, is a full-service commercial bank, which provides business banking services to the Chinese-American communities in Los Angeles County, Orange County, and Ventura County in California; in Las Vegas, Nevada; in Brooklyn, Queens, and Manhattan in New York; Edison, New Jersey, and two branches in the Chicago neighborhoods of Chinatown and Bridgeport. Bank services include remote deposit, E-banking, mobile banking, commercial and investor real estate loans, business loans and lines of credit, commercial and industrial loans, SBA 7A and 504 loans, 1-4 single family residential loans, automobile lending, trade finance, a full range of depository account products and wealth management services. The Bank has nine branches in Los Angeles County; two branches in Ventura County; one branch in Irvine, California; one branch in Las Vegas, Nevada; six branches and one loan operation center in Brooklyn, Queens and Manhattan in New York; one branch in Edison, New Jersey; and two branches in Chicago, Illinois. The Company's administrative and lending center is located at 1055 Wilshire Blvd., Los Angeles, California 90017, and its finance and operations center is located at 7025 Orangethorpe Avenue, Buena Park, California 90621. The Company's website address is www.royalbusinessbankusa.com.

Safe Harbor

This press release contains statements that are considered forward-looking statements within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) U.S. and international business and economic conditions; (2) possible additional provisions for loan losses and charge-offs; (3) credit risks of lending activities and deterioration in asset or credit quality; (4) extensive laws and regulations and supervision that RBB is subject to, including potential supervisory action by bank supervisory authorities; (5) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; (6) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (7) potential goodwill impairment; (8) liquidity risk; (9) fluctuations in interest rates; (10) the expected discontinuation of the London Interbank Offering Rate after 2021, and uncertainty regarding potential alternative reference rates, including the Secured Overnight Financing Rate; (11) risks associated with acquisitions and the expansion of RBB’s business into new markets; (12) inflation and deflation; (13) real estate market conditions and the value of real estate collateral; (14) environmental liabilities; (15) our ability to compete with larger competitors; (16) RBB’s ability to retain key personnel; (17) successful management of reputational risk; (18) severe weather, natural disasters, acts of war or terrorism, public health issues (including novel coronavirus, or COVID-19), or other adverse external events could harm RBB’s business; (19) general economic or business conditions in Asia, and other regions where the Bank has operations; (20) failures, interruptions, or security breaches of RBB’s information systems; (21) RBB’s ability to adapt its systems to the expanding use of technology in banking; (22) risk management processes and strategies; (23) adverse results in legal proceedings; (24) the impact of regulatory enforcement actions, if any; (25) certain provisions in RBB’s charter and bylaws that may affect acquisition of RBB; (26) changes in tax laws and regulations; (27) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (‘SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss model, which will change how we estimate credit losses and may increase the required level of RBB’s allowance for credit losses after adoption on December 31, 2022; (28) market disruption and volatility; (29) fluctuations in the RBB’s stock price; (30) restrictions on dividends and other distributions by laws and regulations and by RBB’s regulators and its capital structure; (31) issuances of preferred stock; (32) RBB’s ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of its common stock; (33) the soundness of other financial institutions and other economic, competitive, governmental, regulatory, and technological factors affecting RBB’s operations, pricing, products and services; and (34) other risks detailed from time to time in RBB’s filings with the SEC, including RBB’s Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K, for the year ended December 31, 2020, as amended, all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by RBB will not materially and adversely affect its business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by the recent outbreak of the COVID-19 pandemic. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and RBB does not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.